UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2004

KCS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-13781 (Commission File Number)	22-2889587 (I.R.S. Employer Identification No.)

5555 San Felipe Road, Suite 1200 Houston, Texas (Address of principal executive offices)	77056 (Zip Code)

Registrant’s telephone number, including area code: (713) 877-8006

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Press Release dated March 17, 2004
Presentation in March 2004

Item 5. Other Events.

     On March 17, 2003, KCS Energy, Inc. (“KCS”) issued a news release announcing the private offering of senior notes (the “Offering”). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	KCS Energy, Inc. Press Release dated March 17, 2004 announcing private offering of senior notes.

Exhibit 99.2	Presentation by KCS Energy, Inc. in March 2004.

Item 9. Regulation FD Disclosure.

     In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing by KCS Energy, Inc. under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

     In connection with the Offering, KCS is furnishing herewith certain data being presented to analysts and investors in March 2004. This presentation is not filed but is furnished pursuant to Regulation FD as Exhibit 99.2 hereto and is incorporated herein by reference.

     The presentation includes forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995 regarding future events and the future financial performance of KCS. All forward-looking statements are based on KCS’ beliefs as well as assumptions made by and information currently available to KCS. These statements reflect KCS’ current views with respect to future events and are subject to various risks, uncertainties and assumptions. These risks, uncertainties and assumptions are discussed in the offering circular related to the Offering, KCS’ 2003 annual report on Form 10-K and subsequent filings with the Securities and Exchange Commission.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KCS Energy, Inc.
Date: March 18, 2004	/s/ FREDERICK DWYER
Frederick Dwyer
Vice President, Controller and Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	KCS Energy, Inc. Press Release dated March 17, 2004 announcing private offering of senior notes.

99.2	Presentation by KCS Energy, Inc. in March 2004.